UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 of 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2008

Virgin Mobile USA, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33735	20-8826316
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10 Independence Boulevard Warren, NJ	07059
(Address of principal executive offices)	(Zip Code)

(908) 607-4000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On February 4, 2008, John D. Feehan Jr., Chief Financial Officer of the Company, will participate in the Thomas Weisel Partners Technology, Telecom & Internet Conference 2008 (the “Conference”). At the Conference and in certain investor meetings, Mr. Feehan will be using a slide presentation to provide an update on the Company. A copy of the slide presentation to be referenced by Mr. Feehan during the Conference, which will be made available in advance of the call through the Company’s website, is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

The following exhibit relating to Item 7.01 shall be deemed to be furnished, and not filed:

99.1	Presentation dated February 4, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Virgin Mobile USA, Inc.

Date: February 4, 2008	/s/Peter Lurie Name: Peter Lurie Title: General Counsel

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